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                                                                   EXHIBIT 99.10

                      NORTH AMERICAN SECURITY & FIRE, INC.
                              A NEVADA CORPORATION

                       MINUTES OF MEETING OF SHAREHOLDERS

                                       AND

                        CERTIFICATION AND TALLY OF VOTING

                                OF SHARES AT THE
                            MEETING OF SHAREHOLDERS
                            held on December 21, 1998


         THE MEETING WAS CALLED TO ORDER by Special Counsel William Stocker, at 10:02 a.m. Present in person or by proxy were the ownerships of 9,130,000 shares. Counsel referred to the Shareholders list of December 1, 1998 and determined the prepense of a quorum. Votes were taken as to each proposal, and the voting and percentages were determined as displayed in the following tables:

I. SUMMARY CALCULATIONS:

===============================================  ==================================
QUORUM CALCULATIONS                                       SHARES               %
===============================================  ==================================
Total # Shares Entitled to Vote per
shareholder list December 1, 1998                       11,145,000           100.00
-----------------------------------------------  ----------------------------------
50% of All Shares Entitled to Vote                       5,572,500            50.00
-----------------------------------------------  ----------------------------------
Quorum required to conduct
business = 50% + 1 share                                 5,572,501
-----------------------------------------------  ----------------------------------
Total Shares Present                                     9,130,000            81.92
===============================================  ==================================

Shares Voting in Favor                                     % of Shares Present
----------------------                                 ----------------------------
Proposal 1                                               9,130,000           100.00
-----------------------------------------------  ----------------------------------
Proposal 2                                               9,130,000           100.00
-----------------------------------------------  ----------------------------------
Proposal 3                                               9,130,000           100.00
===============================================  ==================================



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         II.  Voting of Shares for and against each Proposal:

                                 PROPOSAL NO. 1

To Empower and Direct the Board of Directors to enter into that certain Plan of Reorganization and Spin-Off (attached hereto) by which the newly formed subsidiary would acquire all of the business of this corporation.

            FOR                        AGAINST                     ABSTAIN
        ----------                     -------                     -------
         9,130,000                       -0-                         -0-

                                 PROPOSAL NO. 2


To empower and direct the Board of Directors to spin-off and distribute the ownership of the subsidiary mentioned in Proposal 1, share for share, to the shareholders of this corporation, in accordance with that certain Plan of Reorganization and Spin-Off (attached hereto).

            FOR                        AGAINST                     ABSTAIN
        ----------                     -------                     -------
         9,130,000                       -0-                         -0-


                                 PROPOSAL NO. 3


To re-elect two directors, Kirt W. James and J. Dan Sifford, to serve until the next meeting of shareholders, or until their successors are appointed or elected.

            FOR                        AGAINST                     ABSTAIN
        ----------                     -------                     -------
         9,130,000                       -0-                         -0-


         There being no further business conducted, motions made or votes taken, the meeting was adjourned at 10:16 a.m.

         I hereby declare and certify, that I served as Inspector of Elections at the Meeting of Shareholders above referenced, that I tallied the votes cast, in person and by proxy, and with reference to the Shareholders List as of the Record Date stated in the Notice of Shareholders Meeting, and that the foregoing Tally is true and correct.

                                           /s/ WILLIAM STOCKER

                                           WILLIAM STOCKER
                                           ATTORNEY AT LAW


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